UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2006

American Superconductor Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19672	04-2959321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Technology Drive, Westborough, MA	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 836-4200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 28, 2006, American Superconductor Corporation, a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the Gerald Hehenberger Privatstiftung, a trust incorporated according to the laws of Austria (the “Trust”), pursuant to which the Company has agreed to purchase from the Trust all of the issued and outstanding shares of Windtec Consulting GmbH, a corporation incorporated according to the laws of Austria (“Windtec”). In consideration for such shares, the Company will pay the Trust 1,300,000 shares of the Company’s common stock, $0.01 par value per share (the “Company Common Stock”), at closing. These shares are subject to lock-up provisions set forth in the Stock Purchase Agreement whereby the Trust may sell only a certain number of shares per year through January 2010. The Company has agreed to register, for resale to the public under the Securities Act of 1933, 580,000 of the shares of Company Common Stock issued at the closing. Additionally, the Company will pay the Trust up to an additional 1,400,000 shares of Company Common Stock upon Windtec’s achievement of specified revenue objectives during the four years following closing. The closing of the acquisition under the Stock Purchase Agreement is subject to customary conditions, and the Stock Purchase Agreement contains customary representations, warranties, covenants and indemnities. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is filed as an exhibit to this Current Report on Form 8-K as Exhibit 10.01, and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 with respect to the sale and issuance of shares of Company Common Stock to the Trust pursuant to the Stock Purchase Agreement (collectively, the “Shares”) is incorporated herein by reference.

The Shares that may be issued to the Trust upon the satisfaction of the closing conditions set forth in the Stock Purchase Agreement, will be issued in reliance on the exemption from the registration provisions of Section 4(2) of the Securities Act relating to sales by an issuer not involving any public offering.

Item 9.01. Financial Statements and Exhibits.

(d)

10.01	Stock Purchase Agreement, dated November 28, 2006, between American Superconductor Corporation and Gerald Hehenberger Privatstiftung.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: November 29, 2006	By:	/s/ Thomas M. Rosa
Thomas M. Rosa Vice President and Chief Financial Officer

EXHIBIT INDEX

10.01	Stock Purchase Agreement, dated November 28, 2006, between American Superconductor Corporation and Gerald Hehenberger Privatstiftung.